Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1955

                  American Innovation Leaders Portfolio 2019-1

                        INVESCO UNIT TRUSTS, SERIES 1966

                    Dividend Sustainability Portfolio 2019-2
                Global Dividend Sustainability Portfolio 2019-2

                        INVESCO UNIT TRUSTS, SERIES 1967

           Balanced Dividend Sustainability & Income Portfolio 2019-2


                         Supplement to the Prospectuses

As a result of a previously announced spin-off, on May 22, 2019, holders of V.F. Corporation ("VFC") received 1 share of Kontoor Brands, Inc. ("KTB") for every 7 shares of VFC held as of the close of business on May 10, 2019. Fractional shares were not issued and cash will be distributed in lieu of any such fractional amounts.

Notwithstanding anything to the contrary in the Prospectuses, the Portfolios now hold, and will continue to purchase, shares of both VFC and KTB.

Supplement Dated:  May 23, 2019